Value Line Larger Companies Focused Fund, Inc.

Supplement dated August 1, 2017 to

Summary Prospectus dated May 1, 2017

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Summary Prospectus and any existing supplements thereto.

Effective August 1, 2017, the waiver of a portion of the Investor Class’s 12b-1 fees will be replaced by a contractual expense limitation agreement that caps the total annual operating expenses attributable to Fund-wide fees and expenses (subject to certain exceptions) at 0.90% of the average daily net assets of each class. There will be no change to the expense limitation agreement that limits class-specific fees and expenses (excluding 12b-1 fees and certain non-routine expenses) of the Institutional Class to the same annualized rate as the Investor Class. These contractual expense limitations can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s board.

In connection with the change, the section labeled “Fees and expenses” on page 2 of the Fund’s Summary Prospectus is deleted and replaced with the following:

Fees and expenses.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.23%	16.54%
Total Annual Fund Operating Expenses	1.23%	17.29%
Less: Fee Waivers and Expense Reimbursement(1)	–0.08%	–16.39%
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursement	1.15%	0.90%

(1)	EULAV Asset Management (the “Adviser”) has contractually agreed to waive certain Fund-wide fees and further assume certain Fund-wide expenses to the extent necessary to limit such expenses (excluding brokerage commissions, interest, taxes, and certain non-routine Fund-wide expenses) to 0.90% of the average daily net assets of each class during the period August 1, 2017 to June 30, 2019. In addition, the Adviser and EULAV Securities LLC (the “Distributor”) have contractually agreed to waive certain class-specific fees and assume certain class-specific expenses so that the Institutional Class bears its class-specific fees and expenses at the same percentage of its average daily net assets as the Investor Class’s class-specific fees and expenses (excluding 12b-1 fee and certain non-routine class-specific expenses) during the period March 17, 2016 through June 30, 2019. The information in the table has been restated to reflect the applicable expense limitation for a class (“Expense Limitation”), each of which can be terminated or modified before June 30, 2019 only with the agreement of the Fund’s board. The Adviser and the Distributor may subsequently recover from a class any fees waived and expenses assumed within three years after the fiscal year end in which the waiver or assumption occurred for such class, to the extent its expense ratio is less than the applicable Expense Limitation.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that the fee waivers and expense reimbursements are in place through June 30, 2019 only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years

Investor Class	$117	$382	$668	$1,482
Institutional Class	$92	$3,263	$5,702	$9,614

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate for the Investor Class and the Institutional Class was 47% of the average value of the portfolio.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS

FOR FUTURE REFERENCE